SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 12, 1996
(Date of earliest event reported)

Commission File No. 33-68032



                  The Prudential Home Mortgage Securities Company, Inc.


        Delaware                            43-1490160
   (State of Incorporation)         (I.R.S. Employer Identification No.)


5325 Spectrum Drive, Frederick, Maryland                             21701
- ------------------------------------------                    ------------
         Address of principal executive offices                 (Zip Code)


                               (301) 846-8199


                Registrant's Telephone Number, including area code




     (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.  Other Events

                  On March 12, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1994-21, Class A-9 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-R Certificates), the Class M Certificates and the Class B Certificates were originally issued on May 24, 1994 pursuant to a Pooling and Servicing Agreement, dated as of May 24, 1994 (the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer (the "Servicer" or "PHMC"), and First Trust National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement was amended by Amendment No. 1 dated as of March 12, 1996 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

                  Interest on the Offered  Certificates  is  distributed on each
Distribution Date (as defined in the Pooling and Servicing Agreement). Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.



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ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description

  (4) Amendment No. 1 to the Pooling and Servicing Agreement dated as of March 12, 1996, among The Prudential Home Mortgage Securities Company, Inc., The Prudential Home Mortgage Company, Inc., and First Trust National Association, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE PRUDENTIAL HOME MORTGAGE
                                         SECURITIES COMPANY, INC.

March 12, 1996
                                    By: /s/ M. Kathryn Gray
                                          ----------------------
                                          Name: M. Kathryn Gray
                                          Title: Vice President

                                INDEX TO EXHIBITS



                                                           Paper (P) or
Exhibit No. Description                                    Electronic (E)


   (4)      Amendment No. 1 to the                           E
            Pooling and Servicing  Agreement dated as of
            March 12,  1996  among The  Prudential  Home
            Mortgage  Securities   Company,   Inc.,  The
            Prudential Home Mortgage Company,  Inc., and
            First   Trust   National   Association,   as
            trustee.
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